UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   July 1, 2016
SYMBID CORP.
(Exact name of registrant as specified in its charter)
Nevada	333-177500	45-2859440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Marconistraat 16 3029 AK Rotterdam, The Netherlands	N/A
(Address of principal executive offices)	(Zip Code)
+ 31 (0) 1 089 00 400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 1, 2016, each of Korstiaan Zandvliet, our Chief Executive Officer and President, Maarten van der Sanden, our Chief Financial Officer, Treasurer and Secretary, Robin Slakhorst, our Vice President, and Jeroen Bontje, a key employee, executed amendments to their respective employment agreements reducing their respective base annual salaries from €57,500 to €22,392. No other changes were made to such employment agreements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBID CORP.

Date: July 20, 2016	By:	/s/ Korstiaan Zandvliet
Name: Korstiaan Zandvliet
Title: President

3